                                                                   Exhibit 99.01
                              SUBJECT TO REVISION
                      SERIES TERM SHEET DATED MAY 2, 2001

                                  $646,428,000

                       First USA Credit Card Master Trust

  $600,000,000 Class A Floating Rate Asset Backed Certificates, Series 2001-4

   $46,428,000 Class B Floating Rate Asset Backed Certificates, Series 2001-4

                              First USA Bank, N.A.
                            Transferor and Servicer

                               ----------------

THESE SECURITIES ARE INTERESTS IN FIRST USA CREDIT CARD MASTER TRUST AND ARE BACKED ONLY BY THE ASSETS OF THE TRUST. NEITHER THESE SECURITIES NOR THE ASSETS OF THE TRUST ARE OBLIGATIONS OF FIRST USA BANK, N.A. OR ANY AFFILIATE THEREOF, OR OBLIGATIONS INSURED BY THE FDIC.

THIS SERIES TERM SHEET CONTAINS STRUCTURAL AND COLLATERAL INFORMATION ABOUT THESE SECURITIES; HOWEVER, THIS SERIES TERM SHEET DOES NOT CONTAIN COMPLETE INFORMATION ABOUT THESE SECURITIES, THE INFORMATION PROVIDED HEREIN IS PRELIMINARY AND WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN THE PROSPECTUS SUPPLEMENT AND THE PROSPECTUS. ADDITIONAL INFORMATION WILL BE CONTAINED IN THE PROSPECTUS SUPPLEMENT AND THE PROSPECTUS. PURCHASERS ARE URGED TO READ BOTH THE PROSPECTUS SUPPLEMENT AND THE PROSPECTUS.

THIS SERIES TERM SHEET SHALL NOT CONSTITUTE AN OFFER TO SELL OR THE SOLICITATION OF AN OFFER TO BUY, NOR SHALL THERE BE ANY SALE OF THESE SECURITIES IN ANY STATE IN WHICH SUCH OFFER, SOLICITION OR SALE WOULD BE UNLAWFUL PRIOR TO REGISTRATION OR QUALIFICATION UNDER THE SECURITIES LAWS OF ANY SUCH STATE. SALES OF THESE SECURITIES MAY NOT BE CONSUMMATED UNLESS THE PURCHASER HAS RECEIVED BOTH THE PROSPECTUS SUPPLEMENT AND THE PROSPECTUS.

NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THESE SECURITIES OR PASSED ON THE ADEQUACY OR ACCURACY OF THE DISCLOSURES IN THIS SERIES TERM SHEET OR THE PROSPECTUS SUPPLEMENT AND THE PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                               ----------------

                         Banc One Capital Markets, Inc.

                                Summary of Terms

  Trust:         First USA Credit Card Master Trust--"Trust"
  Transferor:    First USA Bank, National Association--"First USA" or the "Bank"
  Servicer:      First USA
  Trustee:       The Bank of New York (Delaware)
  Pricing Date:
  Closing Date:
  Clearance and
   Settlement:   DTC/Clearstream/Euroclear
  Trust Assets:  receivables originated in VISA(R) and MasterCard(R)
                 accounts, including recoveries on charged-off receivables


Series Structure:             Amount                     % of Total Series
 Class A                      $600,000,000               84.0%
 Class B                      $46,428,000                6.5%
 Collateral Invested Amount   $67,858,000                9.5%


Annual Servicing Fee:         1.5% if First USA is
                              Servicer, or 2.0%

                                    Class A                       Class B
                              ---------------------      ---------------------
Anticipated Ratings:*
(Moody's / Standard &
  Poor's / Fitch, Inc.)       Aaa/AAA/AAA                A1/A/A+


Credit Enhancement:           subordination of Class B   subordination of the
                              and the collateral         collateral invested
                              invested amount            amount

Interest Rate:                one-month LIBOR +          one-month LIBOR +
                                  % p.a.                     % p.a.

Interest Accrual Method:      actual / 360               actual / 360

Interest Payment Dates:       monthly (10th)             monthly (10th)

Interest Rate Index
  Reset Date:                 2 London business days     2 London business days
                              before each interest       before each interest
                              payment date               payment date

First Interest Payment Date:  June 11, 2001              June 11, 2001

Scheduled Principal
  Payment Date:               May 10, 2006               May 10, 2006

Commencement of Accumulation
  Period (subject to
  adjustment):                April 30, 2005             April 30, 2005

Stated Series
  Termination Date:           January 12, 2009           January 12, 2009

Application for
  Exchange Listing:           Luxembourg                 Luxembourg

CUSIP Number:

ISIN Number:

Common Code:
--------
* It is a condition to issuance that one of these ratings be obtained.

                               Structural Summary

This summary briefly describes certain major structural components of Series 2001-4. To fully understand the terms of Series 2001-4 you will need to read both the prospectus supplement and the prospectus in their entirety. This Series Term Sheet will be superseded in its entirety by the information appearing in the prospectus supplement, the prospectus and the Series 2001-4 Supplement of the Pooling and Servicing Agreement (as amended, the "Pooling and Servicing Agreement") between First USA Bank, National Association (the "Bank"), as transferor (in such capacity, the "Transferor") and servicer (in such capacity, the "Servicer"), and The Bank of New York (Delaware), as trustee (the "Trustee").

The Series 2001-4 Certificates

Your certificates represent the right to a portion of collections on the underlying Trust assets. Your certificates will also be allocated a portion of net losses on receivables, if any. Any collections of finance charges allocated to your series will be used to make interest payments, to pay a portion of the fees of First USA as servicer and to cover net losses allocated to your series. Any remaining collections of finance charges allocated to your series will be applied for the benefit of the holder of the collateral interest. Any principal collections allocated to your series in excess of the amount owed to certificates of your series on any distribution date will be shared with other series of certificates issued by First USA Credit Card Master Trust, retained in a trust account, or returned to First USA. In no case will you receive more than the principal and interest owed to you under the terms described in the prospectus supplement and the prospectus.

Your certificates feature credit enhancement by means of the subordination of other interests, which is intended to protect you from net losses and shortfalls in cash flow. Credit enhancement for your series is for your series' benefit only. Credit enhancement is provided to Class A by the following:

  .  subordination of Class B; and

  .  subordination of the collateral invested amount.

   Credit enhancement is provided to Class B by the following:

  .  subordination of the collateral invested amount.

The effect of subordination is that the more subordinated interests will absorb any net losses allocated to Series 2001-4, and make up any shortfalls in cash flow, before the more senior interests are affected. On the closing date the collateral invested amount will be $67,858,000, or 9.5% of the sum of the initial Class A invested amount, the initial Class B invested amount and the initial collateral invested amount. If the cash flow and any subordinated interest do not cover all net losses allocated to Series 2001-4, your payments of interest and principal will be reduced and you may suffer a loss of principal.

First USA Credit Card Master Trust

Your series is one of thirty-six First USA Credit Card Master Trust series which are expected to remain outstanding as of the closing date.

First USA Credit Card Master Trust is maintained by the trustee, for the benefit of:

  .   certificateholders of Series 2001-4;

  . certificateholders of other series issued by First USA Credit Card Master Trust;

  . providers of credit enhancements for Series 2001-4 and other series issued by First USA Credit Card Master Trust; and

  .   First USA.

Each series has a claim to a fixed dollar amount of First USA Credit Card Master Trust's assets, regardless of the total amount of receivables in the Trust at any time. First USA holds the remaining claim to First USA Credit Card Master Trust's assets, which fluctuates with the total amount of receivables in the Trust. First USA, as the holder of that amount, has the right to purchase the outstanding Series 2001-4 certificates at any time when the outstanding amount of the Series 2001-4 certificateholders' interest in the First USA Credit Card Master Trust is less than or equal to 5% of the original amount of that interest. The purchase price for these outstanding Series 2001-4 certificates will be equal to the outstanding amount plus accrued and unpaid interest on the certificates through the last day of the period on which the repurchase occurs.

Scheduled Principal Payments and Potential Later Payments

First USA Credit Card Master Trust expects to pay the entire principal amount of Class A and the entire principal amount of Class B in one payment on May 10, 2006. In order to accumulate the funds to pay Class A and Class B on their scheduled payment date, the Trust will accumulate principal collections in a principal funding account. The Trust will deposit funds into the principal funding account during an "accumulation period" on each "transfer date." The length of the accumulation period may be as long as twelve months, but will be shortened if First USA expects that a shorter period will suffice for the accumulation of the Class A and Class B payment amounts and any amounts payable on the collateral invested amount.

If Class A is not fully repaid on the scheduled payment date, Class A will begin to amortize by means of monthly payments of all monthly principal collections allocated to Series 2001-4 until it is fully repaid.

After Class A is fully repaid the Trust will use principal collections allocated to Series 2001-4 to repay Class B. If Class B is not fully repaid on the scheduled payment date, Class B will begin to amortize by means of monthly payments of all monthly principal collections allocated to Series 2001-4 after Class A is fully repaid.

The collateral interest is entitled to receive principal collections during the accumulation period if all required deposits have been made to the principal funding account for Class A and Class B and the outstanding collateral interest is greater than the amount required by the rating agencies. The required collateral interest amount decreases as deposits are made to the principal funding account for the benefit of the Class A and Class B certificateholders. Prior to the commencement of an accumulation or amortization period for Series 2001-4, principal collections will be paid to First USA, retained in a trust account or shared with other series that are amortizing or in an accumulation period.

Minimum Yield on the Receivables; Possible Early Principal Repayment of Series 2001-4

Class A or Class B may be repaid earlier than its scheduled payment date if collections on the underlying receivables, together with other amounts available for payment to securityholders, are too low. The minimum amount that must be available for payment to Series 2001-4 in any month, referred to as the "base rate," is generally equal to the weighted average of the Class A interest rate, the Class B interest rate and the collateral rate, plus 2.0%. If the average Trust portfolio yield, net of losses allocated to your series, for any three consecutive months is less than the average base rate for the same three consecutive months, a "pay out event" will occur with respect to Series 2001-4 and the Trust will commence a rapid amortization of Series 2001-4, and holders of Series 2001-4 certificates will receive principal payments earlier than the scheduled principal payment date.

Series 2001-4 is also subject to several other pay out events, which could cause Series 2001-4 to amortize. If Series 2001-4 begins to amortize, Class A will receive monthly payments of principal until it is fully repaid; Class B will then receive monthly payments of principal until it is fully repaid. In that event, your certificates may be repaid prior to the scheduled payment date.

The final payment of principal and interest will be made no later than January 12, 2009, which is the stated series termination date.

Amendments

The pooling and servicing agreement and any series supplement may be amended without the consent of certificateholders if certain requirements are satisfied. This type of amendment may be used to modify the provisions of the pooling and servicing agreement to be consistent with accounting requirements for off balance sheet treatment for receivables in the Trust. The pooling and servicing agreement and any series supplement may also be amended with the consent of certificateholders representing not less than 66-2/3% of each series adversely affected.

By purchasing an interest in either the Class A certificates or the Class B certificates, each certificateholder will be deemed to have consented to amendments to the pooling and servicing agreement or any series supplement to satisfy accounting requirements for off balance sheet treatment for receivables in the Trust, including amendments providing for the transfer of receivables and the transferor interest to a newly formed bankruptcy remote special purpose entity that would then transfer the receivables to the Trust.

Tax Status of Class A and Class B

Skadden, Arps, Slate, Meagher & Flom LLP, special tax counsel to First USA, is of the opinion that under existing law the Class A and Class B certificates will be characterized as debt for U.S. Federal income tax purposes.

The Transferor, the Servicer, the holders of the Class A certificates and the Class B certificates and the owners of such certificates will treat the Class A certificates and the Class B certificates as debt for Federal, state, local and foreign income and franchise tax purposes.

ERISA Considerations

Class A Certificates: The underwriters anticipate that the Class A certificates will be held by at least 100 independent persons. First USA expects that the other requirements will be met so that the Class A certificates will be considered "publicly-offered securities." If so, subject to important considerations described under "ERISA Considerations" in the prospectus supplement and in the prospectus, the Class A certificates will be eligible for purchase by persons investing assets of employee benefit plans or individual retirement accounts.

Class B Certificates: It is not anticipated that the Class B certificates will meet the criteria for treatment as "publicly-offered securities." As such, pension plans and other investors subject to ERISA cannot acquire Class B certificates. Prohibited investors include:

  .   "employee benefit plans" as defined in section 3(3) of ERISA;

  .   any "plan" as defined in section 4975 of the U.S. Internal Revenue
      Code; and

  . any entity whose underlying assets may be deemed to include "plan assets" under ERISA by reason of any such plan's investment in the entity, including insurance company general accounts.

By purchasing any Class B certificates you certify that you are not within any of those categories.

Mailing Address and Telephone Number of Principal Executive Offices

The mailing address of First USA Bank, N.A. is 201 North Walnut Street, Wilmington, Delaware, 19801 and the telephone number is (302) 594-4000.

                              [CHART APPEARS HERE]


                    SELECTED TRUST PORTFOLIO SUMMARY DATA


           Geographic Distribution of Receivables in Trust Portfolio
                             as of March 31, 2001

                               California  11.9%

                               Texas        8.6%

                               New York     6.3%

                               Florida      6.2%

                               Ohio         5.3%

                               Other       61.7%


    The chart above shows the geographic distribution of the receivables in the Trust portfolio among the 50 states, the District of Columbia and the other United States territories and possessions. Other than the states specifically shown in the chart, no state accounts for more than 5% of the receivables in the Trust portfolio.

                              [Chart Appears Here]

                                PAYMENT DATA

                                Yield       Loss        Principal
                             Percentage   Percentage   Payment Rate
Oct-99                          19.58%      4.61%        15.73%
Nov-99                          17.04%      4.87%        14.06%
Dec-00                          18.34%      5.01%        15.23%
Jan-00                          17.73%      5.22%        14.94%
Feb-00                          18.08%      5.43%        14.67%
Mar-00                          18.72%      4.92%        15.63%
Apr-00                          17.37%      5.61%        14.22%
May-00                          17.82%      8.05%        14.15%
Jun-00                          18.09%      5.47%        14.60%
Jul-00                          17.97%      5.15%        13.88%
Aug-00                          19.25%      5.01%        15.15%
Sep-00                          16.87%      5.19%        12.89%
Oct-00                          19.59%      5.78%        14.61%
Nov-00                          17.92%      5.51%        13.41%
Dec-00                          18.03%      5.67%        13.38%
Jan-01                          18.24%      5.49%        14.50%
Feb-01                          16.86%      6.52%        12.86%
Mar-01                          19.15%      5.96%        14.72%


The chart above shows the yield percentage, payment rate and loss percentage for the Trust portfolio for each month from October 1999 to March 2001.

The "yield percentage" for any month is the sum of the amounts of collected finance charges and fees and discount receivables allocated to a representative series for the month expressed as an annualized percentage of the invested amount of that series. The collected finance charges and fees and discount receivables are allocated to the representative series based on the floating allocation percentage applicable on each day. If there is an addition of accounts during the month the floating allocation percentage will change on the date of the addition. A representative series is one that is outstanding at its initial invested amount for each day during the month.

The "payment rate" for any month is the total amount of principal collections allocated to the Trust for the month expressed as a percentage of average monthly principal receivable balances.

The "loss percentage" for any month is the sum of the principal receivables in charged-off accounts, net of recoveries from previously charged-off accounts, allocated to a representative series for the month expressed as an annualized percentage of the invested amount of that series. Principal receivables in charged-off accounts are allocated to the representative series on a daily basis during the month based on the floating allocation percentage applicable on each day. If there is an addition of accounts during the month the floating allocation percentage will change on the date of the addition. Recoveries from previously charged-off accounts are allocated to the representative series at the end of the month based on the weighted average floating allocation percentage for the month. A representative series is one that is outstanding at its initial invested amount for each day during the month.

The Bank believes that the increase in the loss percentage which occurred in May 2000 was due in part to the adoption by the Bank commencing with the May 2000 reporting period of new guidelines established by the Federal Financial Institutions Examination Counsel. These guidelines relate, in part, to the timing of recognition of losses on accounts of which the cardholder has filed for bankruptcy or died. The implementation of these guidelines caused a one-time acceleration of certain charge-offs for the May 2000 period.

                       First USA's Credit Card Portfolio

   On September 17, 1999, the Bank's predecessor, also named First USA Bank, National Association (the "Predecessor Bank"), a direct wholly-owned subsidiary of BANK ONE CORPORATION ("BANK ONE"), was merged with and into FCC National Bank, an affiliated national banking association and a direct wholly-owned subsidiary of BANK ONE, with FCC National Bank as the surviving bank. The surviving bank has been renamed "First USA Bank, National Association" with its executive offices located at 201 North Walnut Street, Wilmington, Delaware 19801, telephone number (302) 594-4000.

   In connection with the merger of the Predecessor Bank and FCC National Bank, the credit card portfolios of the Predecessor Bank and FCC National Bank were consolidated. Prior to this merger, on July 1, 1998, BANC ONE CORPORATION ("BANC ONE") consolidated substantially all of its consumer credit card operations in the Predecessor Bank. The Predecessor Bank has since added receivables in accounts originated by the Predecessor Bank, Bank One, N.A., Bank One, Arizona, NA and other affiliates of the Predecessor Bank to the Trust. During 1998, the Predecessor Bank purchased the credit card portfolio of Chevy Chase Bank, F.S.B. and acquired accounts formerly owned by First National Bank of Commerce. In 1998 and 1999, the Predecessor Bank purchased portfolios of VISA and MasterCard credit card loans from General Electric Capital Corporation ("GE Capital"). The Predecessor Bank added to the Trust receivables totaling in aggregate approximately $2.354 billion at the time of addition from the accounts acquired from GE Capital on August 6, 1999 and October 29, 1999. On June 29, 2000, the Bank added to the Trust receivables from certain accounts totalling in aggregate approximately $779.4 million from certain accounts owned by FCC National Bank at the time of the merger. A substantial portion of the other acquired portfolios (other than the GE Capital portfolio) is currently subject to securitization through other credit card master trusts. The Bank may, from time to time, add to the Trust additional receivables arising in accounts originated by affiliates of the Bank or purchased by the Bank or the Predecessor Bank. Each such addition to the Trust of receivables in accounts originated by the Bank and affiliates of the Bank or purchased by the Bank is subject to certain restrictions on addition of accounts in the Pooling and Servicing Agreement, including satisfaction of the Rating Agency Condition with respect to such addition.

   On April 9, 2001, BANK ONE CORPORATION, the parent corporation of the Bank, entered into a definitive agreement to purchase Wachovia Corporation's approximately $8 billion portfolio of consumer credit card receivables. The portfolio includes approximately 2.8 million customer accounts. The transaction is expected to close in the second quarter of 2001 and is subject to regulatory approval.

   The following tables set forth the delinquency and loss experience for each of the periods shown for the Trust Portfolio. Reported loss and delinquency percentages, which reflect delinquent receivables balances as a percentage of outstanding loans, for the Trust Portfolio may be reduced as a result of the addition of newly originated receivables. Receivables in newly originated accounts generally have lower delinquency and loss levels than receivables in more seasoned accounts and the addition of these receivables to the Trust Portfolio increases the outstanding receivables balance for the Trust Portfolio.

                             Delinquency Experience
                                Trust Portfolio
                             (dollars in thousands)

                                                                            As of December 31,
                                  As of           -------------------------------------------------------------------------
                             March 31, 2001                2000                     1999                     1998
                         -----------------------  -----------------------  -----------------------  -----------------------
                                     Percentage               Percentage               Percentage               Percentage
                           Dollar     of Total      Dollar     of Total      Dollar     of Total      Dollar     of Total
                          Amount(1)  Receivables   Amount(1)  Receivables   Amount(1)  Receivables   Amount(1)  Receivables
                         ----------- -----------  ----------- -----------  ----------- -----------  ----------- -----------
Receivables
 Outstanding...........  $36,034,904       100.0% $37,918,099       100.0% $39,156,912      100.00% $33,988,293      100.00%
                         =========== ===========  =========== ===========  =========== ===========  =========== ===========
Number of Days
 Delinquent(2):
 30-59 days............  $   478,114        1.33% $   518,381        1.37% $   482,333        1.23% $   468,434        1.38%
 60-89 days............      336,659        0.93      376,121        0.99      351,619        0.90      307,108        0.90
 90 or more days.......      701,952        1.95      716,800        1.89      745,817        1.90      615,051        1.81
                         ----------- -----------  ----------- -----------  ----------- -----------  ----------- -----------
 Total.................  $ 1,516,725        4.21% $ 1,611,302        4.25% $ 1,579,769        4.03% $ 1,390,593        4.09%
                         =========== ===========  =========== ===========  =========== ===========  =========== ===========

--------
(1) The Dollar Amount reflected includes all amounts due from cardholders as posted to the accounts as of the date specified.
(2) The amount of receivables delinquent 90 or more days for each of the periods shown is stated on a basis consistent with the Bank's current policy of charging off an account at the end of the month in which an account becomes greater than six billing cycles past due.

                                Loss Experience
                                Trust Portfolio
                             (dollars in thousands)

                         Three Months
                             Ended              Year Ended December 31,
                           March 31,      -------------------------------------
                             2001            2000         1999         1998
                         -------------    -----------  -----------  -----------
Average Principal
 Receivables
 Outstanding............  $36,224,183     $36,514,159  $34,538,377  $28,357,534
Net Losses(1)(2)........  $   542,107     $ 2,037,325  $ 1,735,497  $ 1,465,749
Net Losses as a
 percentage of Average
 Principal Receivables
 Outstanding............         5.99%(3)        5.58%        5.02%        5.17%

--------
(1) Net Losses shown for the three months ended March 31, 2001 and the years ended December 31, 2000, 1999 and 1998 are stated on a basis consistent with the Bank's current policy of charging off an account at the end of the month in which an account becomes greater than six billing cycles past due.

(2) Net Losses as a percentage of gross charge-offs for the three months ended March 31, 2001 and for each of the years ended December 31, 2000, 1999 and 1998 were 96.2%, 95.8%, 91.7%, and 90.5%, respectively. Gross charge-offs are principal charge-offs before recoveries and do not include the amount of any reductions in principal receivables due to fraud, returned goods or customer disputes.

(3) Annualized.

Summary of Monthly Payment Rates

   The following table sets forth the highest and lowest cardholder monthly payment rates for the Trust Portfolio during any month in the periods shown and the average cardholder monthly payment rates for all months during the periods shown, in each case calculated as a percentage of average monthly principal receivable balances during the periods shown. Payment rates shown in the table are based on amounts which would be deemed payments of principal receivables with respect to the accounts.

                        Cardholder Monthly Payment Rates
                                Trust Portfolio

                                               Three Months    Year Ended
                                                  Ended       December 31,
                                                March 31,   -------------------
                                                   2001     2000   1999   1998
                                               ------------ -----  -----  -----
Lowest Month..................................    12.86%    12.89% 14.06% 13.43%
Highest Month.................................    14.72%    15.63% 16.63% 15.32%
Monthly Average...............................    14.03%    14.29% 15.16% 14.16%

Receivable Yield Considerations

   The portfolio yield on the Trust Portfolio for the three months ended March 31, 2001 and for each of the three years ended December 31, 2000, 1999 and 1998, respectively, is set forth in the table below. The portfolio yields in the table are calculated on a cash basis. Portfolio yield will be affected by numerous factors, including changes in the periodic rates, variations in the rate of payments and new borrowings on the accounts, the amount of the annual membership fees and other charges, changes in the delinquency and loss rates on the receivables and the percentage of cardholders who pay their balances in full each month and do not incur periodic finance charges, which may in turn be caused by a variety of factors, including seasonal variations, the availability of other sources of credit and general economic conditions. Interchange will be included in the Trust on an estimated basis by initially treating 1.3% of collections on the receivables, other than collections with respect to periodic finance charges, annual membership fees and other charges, as collections of "discount receivables."

                                Yield Percentage
                                Trust Portfolio
                             (dollars in thousands)

                           Three Months
                              Ended            Year Ended December 31,
                            March 31,      ----------------------------------
                               2001           2000        1999        1998
                           ------------    ----------  ----------  ----------
Finance Charges and Fees
 and Discount
 Receivables..............  $1,632,716     $6,614,919  $6,537,585  $5,388,376
Average Yield
 Percentage(1)............       18.08%(2)      18.12%      18.86%      18.86%

--------
(1) Average Yield Percentage represents the average of the yield percentages for all months during the periods shown calculated as described in "Selected Trust Portfolio Summary Data."
(2) Annualized.

                                The Receivables

   The receivables conveyed to the Trust have arisen and will arise in accounts selected by First USA from the Bank Portfolio on the basis of criteria set forth in the Pooling and Servicing Agreement as applied on August 21, 1992 (the "Cut-Off Date") and, with respect to additional accounts, as of the related dates of their designations (the "Trust Portfolio"). The receivables in the Trust Portfolio as of the close of business on March 31, 2001, consisted of $35,292,483,645 of Principal Receivables and $742,419,908 of finance charge
receivables. On the closing date, the Transferor will deposit $   into the
Finance Charge Account, which will be applied as collections of finance charge receivables received during the initial monthly period and allocated to Series 2001-4. The accounts, including such additional accounts, had an average principal receivable balance of $1,617 (including accounts with a zero balance) and an average credit limit of $9,691. The percentage of the aggregate total receivable balance to the aggregate total credit limit was 17.0%.

   As of March 31, 2001, cardholders whose accounts are included in the Trust Portfolio, including such additional accounts, had billing addresses in 50 states, the District of Columbia and other United States territories and possessions.

   The following tables summarize the Trust Portfolio by various criteria as of the close of the business on March 31, 2001. Because the future composition of the Trust Portfolio may change over time, these tables are not necessarily indicative of the composition of the Trust Portfolio at any subsequent time.

                         Composition by Account Balance
                                Trust Portfolio

                                         Percentage                  Percentage
                                          of Total                    of Total
                              Number of  Number of     Amount of      Amount of
Account Balance                Accounts   Accounts    Receivables    Receivables
---------------               ---------- ---------- ---------------  -----------
Credit Balance...............    403,438     1.8%   $   (39,040,967)     (0.1)%
No Balance................... 10,490,427    48.1                --        0.0
$0.01 to $2,000.00...........  5,795,147    26.6      3,440,716,478       9.5
$2,000.01 to $5,000.00.......  2,536,538    11.6      8,706,916,806      24.2
$5,000.01 to $10,000.00......  1,813,554     8.3     12,797,056,696      35.5
$10,000.01 or More...........    787,658     3.6     11,129,254,540      30.9
                              ----------   -----    ---------------     -----
  Total...................... 21,826,762   100.0%   $36,034,903,553     100.0%
                              ==========   =====    ===============     =====

                          Composition by Credit Limit
                                Trust Portfolio

                                          Percentage                 Percentage
                                           of Total                   of Total
                               Number of  Number of     Amount of     Amount of
Credit Limit Range              Accounts   Accounts    Receivables   Receivables
------------------             ---------- ---------- --------------- -----------
$0.01 to $2,000.00............  1,764,685     8.1%   $   701,353,753      1.9%
$2,000.01 to $5,000.00........  4,152,632    19.0      4,578,964,715     12.7
$5,000.01 to $10,000.00.......  6,921,351    31.7      9,960,568,127     27.6
$10,000.01 or More............  8,988,094    41.2     20,794,016,958     57.8
                               ----------   -----    ---------------    -----
  Total....................... 21,826,762   100.0%   $36,034,903,553    100.0%
                               ==========   =====    ===============    =====

                      Composition by Period of Delinquency
                                Trust Portfolio

                                         Percentage                 Percentage
                                          of Total                   of Total
Payment Status (Days          Number of  Number of     Amount of     Amount of
Contractually Delinquent)      Accounts   Accounts    Receivables   Receivables
-------------------------     ---------- ---------- --------------- -----------
Not Delinquent............... 21,226,190    97.3%   $33,139,804,894     92.1%
Up to 29 Days................    327,071     1.5      1,378,374,028      3.8
30 to 59 Days................     94,320     0.4        478,113,530      1.3
60 to 89 Days................     59,420     0.3        336,659,119      0.9
90 or More Days..............    119,761     0.5        701,951,982      1.9
                              ----------   -----    ---------------    -----
  Total...................... 21,826,762   100.0%   $36,034,903,553    100.0%
                              ==========   =====    ===============    =====

                         Composition of Accounts by Age
                                Trust Portfolio

                                         Percentage                 Percentage
                                          of Total                   of Total
                              Number of  Number of     Amount of     Amount of
Account Age                    Accounts   Accounts    Receivables   Receivables
-----------                   ---------- ---------- --------------- -----------
Less than or equal to 6
 Months.....................          62     0.0%   $         3,434      0.0%
Over 6 Months to 12 Months..   1,021,332     4.7      1,406,579,569      3.9
Over 12 Months to 24
 Months.....................   3,170,452    14.5      5,181,576,236     14.4
Over 24 Months to 36
 Months.....................   4,796,783    22.0      7,490,244,089     20.8
Over 36 Months to 48
 Months.....................   4,190,922    19.2      6,613,625,484     18.4
Over 48 Months to 60
 Months.....................   2,090,842     9.6      3,530,321,592      9.8
Over 60 Months..............   6,556,369    30.0     11,812,553,149     32.7
                              ----------   -----    ---------------    -----
  Total.....................  21,826,762   100.0%   $36,034,903,553    100.0%
                              ==========   =====    ===============    =====

                     Composition by Geographic Distribution
                                Trust Portfolio

                                          Percentage                 Percentage
                                           of Total                   of Total
                               Number of  Number of     Amount of     Amount of
State                           Accounts   Accounts    Receivables   Receivables
-----                          ---------- ---------- --------------- -----------
Alabama......................     283,909     1.3%   $   477,794,364      1.3%
Alaska.......................      39,703     0.2         84,905,796      0.2
Arizona......................     358,973     1.6        660,388,107      1.8
Arkansas.....................     168,748     0.8        277,530,886      0.8
California...................   2,451,586    11.1      4,315,818,073     11.9
Colorado.....................     397,466     1.8        641,423,093      1.8
Connecticut..................     317,677     1.5        530,458,233      1.5
Delaware.....................      60,224     0.3        110,362,192      0.3
Florida......................   1,367,034     6.3      2,231,834,261      6.2
Georgia......................     518,204     2.4        935,291,603      2.6
Hawaii.......................      79,438     0.4        158,087,482      0.4
Idaho........................      87,752     0.4        156,939,235      0.4
Illinois.....................   1,082,800     5.0      1,645,660,936      4.6
Indiana......................     599,709     2.7        887,795,491      2.5
Iowa.........................     107,866     0.5        154,159,755      0.4
Kansas.......................     194,247     0.9        317,360,789      0.9
Kentucky.....................     364,717     1.7        510,781,152      1.4
Lousiana.....................     352,850     1.6        562,750,142      1.6
Maine........................      83,326     0.4        130,531,685      0.4
Maryland.....................     411,635     1.9        747,237,398      2.1
Massachusetts................     582,608     2.7        855,379,675      2.4
Michigan.....................     787,630     3.6      1,302,719,794      3.6
Minnesota....................     339,555     1.6        470,391,587      1.3
Mississippi..................     162,145     0.7        256,533,712      0.7
Missouri.....................     397,836     1.8        628,894,532      1.7
Montana......................      73,510     0.3        119,759,269      0.3
Nebraska.....................     125,534     0.6        176,747,986      0.5
Nevada.......................     174,148     0.8        359,406,376      1.0
New Hampshire................     103,272     0.5        157,133,151      0.4
New Jersey...................     762,152     3.5      1,226,025,550      3.4
New Mexico...................     119,500     0.5        223,452,323      0.6
New York.....................   1,391,508     6.4      2,254,613,830      6.3
North Carolina...............     496,583     2.3        823,170,828      2.3
North Dakota.................      43,926     0.2         62,724,478      0.2
Ohio.........................   1,226,644     5.6      1,921,260,452      5.3
Oklahoma.....................     297,762     1.4        478,627,767      1.3
Oregon.......................     280,054     1.3        504,701,121      1.4
Pennsylvania.................     967,634     4.4      1,432,743,037      4.0
Rhode Island.................      85,278     0.4        135,707,230      0.4
South Carolina...............     239,580     1.1        384,758,637      1.1
South Dakota.................      47,923     0.2         74,613,005      0.2
Tennessee....................     363,282     1.7        573,149,874      1.6
Texas........................   1,688,853     7.6      3,109,212,769      8.6
Utah.........................     146,063     0.7        243,593,657      0.7
Vermont......................      44,859     0.2         71,669,660      0.2
Virginia.....................     511,934     2.3        921,991,467      2.6
Washington...................     456,928     2.1        869,890,583      2.4
Washington, D.C..............      32,154     0.1         59,203,904      0.2
West Virginia................     143,701     0.7        232,595,747      0.6
Wisconsin....................     298,864     1.4        391,453,767      1.1
Wyoming......................      41,453     0.2         68,613,770      0.2
Other U.S. territories.......      66,025     0.3        107,053,342      0.3
                               ----------   -----    ---------------    -----
 TOTAL.......................  21,826,762   100.0%   $36,034,903,553    100.0%
                               ==========   =====    ===============    =====

   Since the largest number of cardholders (based on billing addresses) whose Accounts were included in the Trust Portfolio as of March 31, 2001 were in California, Texas, New York, Florida and Ohio, adverse changes in the economic conditions in these areas could have a direct impact on the timing and amount of payments on the Certificates.